Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated November 28, 2023, to the Statement of Additional

Information (“SAI”) of the Fund, dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The sub-section entitled “Capital Appreciation Fund — Columbia” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2023) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Capital Appreciation Fund	Columbia	Jason Hans, CFA, MBA	3	490.06	—	—	57	5.82 billion
		Oleg Nusinzon, CFA, MBA*	7	9.722 billion	—	—	21	7.027 billion
		Raghavendran Sivaraman, Ph.D., CFA*	7	9.722 billion	—	—	16	7.027 billion

*	The portfolio manager began managing the Fund after its most recent fiscal year-end; information is provided as of October 31, 2023.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.